Supplement Dated December 18, 2023
(for Applications signed on or after January 10, 2022) to the
Prospectuses dated May 1, 2023 for
Protective Variable Annuity II B Series
Issued by
Protective Life Insurance Company
Protective Variable Annuity Separate Account

This Rate Sheet Prospectus Supplement should be read carefully and retained with the Prospectus dated May 1, 2023, for the Protective Variable Annuity II B Series variable annuity. You may obtain a current Prospectus by calling 1-800-456-6330.

This Rate Sheet Prospectus Supplement is being issued to correct the withdrawal rates reflected in the May 1, 2023, supplement. Any purchase of the SecurePay 5 living benefit rider at Contract issue or under the RightTime option received the correct withdrawal rates which are higher than what was listed previously.  The correct higher withdrawal rates are listed in this supplement. The current SecurePay Fee and Roll-up Percentage has not changed during this period.
This Rate Sheet Prospectus Supplement provides the current SecurePay Fee as described in the “PROTECTED LIFETIME INCOME BENEFITS - SecurePay Fee” section of the Prospectus. It also describes the current Maximum Withdrawal Percentage under the SecurePay 5 living benefit rider as described in the “PROTECTED LIFETIME INCOME BENEFITS - Determining the Amount of Your SecurePay Withdrawals” section of the Prospectus. This Supplement must be used in conjunction with an effective Protective Variable Annuity II B Series variable annuity Prospectus.
The Rate Sheet Prospectus Supplement and rates below are effective until superseded by a subsequent Rate Sheet Prospectus Supplement. For applications signed on or after January 10, 2022, and that we receive in Good Order, we will apply the rates in this supplement up until ten calendar days after we issue a new rate sheet supplement.  We must also receive at least the minimum initial Purchase Payment ($5,000) within the ten calendar days. No new Rate Sheet Prospectus Supplement that supersedes a prior Rate Sheet Prospectus Supplement will become effective unless written notice of effectiveness of the new Rate Sheet Prospectus Supplement is given at least ten business days in advance.
Before submitting your application for a Protective Variable Annuity II B Series variable annuity, please obtain a current Rate Sheet Prospectus Supplement. To obtain a current Rate Sheet Prospectus Supplement:
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Contact your financial advisor
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Contact us toll-free at 1-800-456-6330
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Go to www.protective.com/productprospectus
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Go to www.sec.gov under File No. 333-201919.

SECUREPAY FEE
The current SecurePay Fee applicable to your Contract is as follows:

Purchase of SecurePay 5 rider at Contract Purchase (as an annualized percentage of the Benefit Base)	1.20%
Purchase of SecurePay 5 rider under RightTime (as an annualized percentage of the Benefit Base)	1.30%

The Roll-up Percentage and the Maximum Withdrawal Percentage applicable to your Contract will not change for the life of your Contract.
ROLL-UP PERCENTAGE
5.00% (as a percentage of the Benefit Base)
MAXIMUM WITHDRAWAL PERCENTAGE

Age of (Younger) Covered Person on the Benefit Election Date	(One Covered Person) Withdrawal Percentage (as a percentage of the Benefit Base)	(Two Covered Persons) Withdrawal Percentage (as a percentage of the Benefit Base)
At least 60 but less than 65 years old	4.15%	3.65%
At least 65 but less than 67 years old	4.90%	4.40%
At least 67 but less than 70 years old	5.15%	4.65%
At least 70 but less than 72 years old	5.45%	4.95%
At least 72 or more	5.70%	5.20%

If you have any questions regarding this Rate Sheet Prospectus Supplement, please contact us toll free at 1-800-456-6330. Please keep this Rate Sheet Prospectus Supplement for future reference.